U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                               ------------------

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2004

                                THERMA-WAVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-26911
                            (Commission File Number)

                                   94-3000561
                     (I.R.S. Employer Identification Number)

                                1250 Reliance Way
                               Fremont, California
                    (Address of Principal Executive Officers)

                                      94539
                                   (Zip Code)

                                 (510) 668-2200
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 12. Results of Operations and Financial Condition

On July 27, 2004, Therma-Wave, Inc. issued a press release announcing its financial results for the first fiscal quarter ended June 27, 2004. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 12.

--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 27, 2004                             Therma-Wave, Inc.
                                                 By: /s/ L. Ray Christie
                                                     -------------------
                                                 Name: L. Ray Christie
                                                 Title: Vice President and Chief
                                                 Financial Officer

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Number   Exhibit Description

99.1     Press Release dated July 27, 2004.


--------------------------------------------------------------------------------